UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramirez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/14 - 12/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

MIDAS FUND

MIDAS MAGIC

MIDAS PERPETUAL PORTFOLIO

MIDAS FUNDS

DISCOVERING OPPORTUNITIES

2014

DECEMBER 31 ANNUAL REPORT

MIDAS FUNDS

Discovering Opportunities®

INSIDE
New Account Application

MIDAS

INVESTING

PHILOSOPHY

We believe that a quality investing approach can provide an important advantage in volatile markets.

We also believe that personal investment planning can be successful by following three simple rules.

— Follow a regular monthly investment plan.

—Manage risk by diversifying among investments.

— Commit to a long term investing approach.

MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)
Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.
Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.
Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks.

2014
DECEMBER 31 ANNUAL REPORT

LETTER TO SHAREHOLDERS	1
PORTFOLIO COMMENTARY
Midas Fund	2
Midas Magic	3
Midas Perpetual Portfolio	4
Performance Graphs/Total Returns	5
Allocation of Portfolio Holdings	6
About Your Fund’s Expenses	7
FINANCIAL STATEMENTS
Schedule of Portfolio Investments
Midas Fund	8
Midas Magic	10
Midas Perpetual Portfolio	12
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Statements of Cash Flows	17
Notes to Financial Statements	18
Financial Highlights	26
Report of Independent Registered
Public Accounting Firm	28
SUPPLEMENTAL INFORMATION
Trustees and Officers of the Trust	29
Additional Information	31
ACCOUNT INFORMATION
Invest with Midas	31
OPENING YOUR NEW ACCOUNT
Instructions for Online and
Paper Applications	32
New Account Application	33

LETTER TO SHAREHOLDERS

Inflation, as measured by the consumer price index (CPI), rose 0.8% in 2014, the second smallest December-December increase in the last 50 years, according to the U.S. Bureau of Labor Statistics. This CPI rate is considerably lower than the 2.1% average annual increase over the last ten years.  Most visibly, gas prices are tumbling.  The University of Michigan just released a report showing U.S. consumer sentiment reached its highest level since January 2004. Financial markets seem to be similarly upbeat: on Monday, December 29, 2014, the S&P 500 Index hit an all-time high, and finished 2014 with its sixth straight year of positive returns.

So, many investors who have been on the sidelines since the market crash of 2008 are now considering “getting back in.”   But, for them, and us all, here’s something to consider: since 1871, U.S. equities have never risen 7 consecutive years in a row.   Does this mean it is too late to invest now?

At Midas, we believe that it’s never too late to invest if one is pursuing a personal investment plan to reach long term future goals.  Most of us have definite future obligations to plan for, such as retirement, college tuition, or other long term financial commitments, and it’s usually better to get one’s plan going as soon as possible.   We also believe reaching personal financial goals can be helped by following three rules: (1) commit to a long term investing approach; (2) increase your ability to hold investments over the long term by diversifying; and (3) make regular, such as monthly, investments.

COMMITTING TO LONG TERM INVESTING – EASIER WITH QUALITY

Investing in the market can be emotionally challenging.  Volatility can be great, and the outcome uncertain.  Financial predictions, particularly short term predictions, are difficult to make, and often wrong.  So, to help investors commit to a long term plan, at Midas we emphasize quality investing. While no plan or investment approach can eliminate the risk of permanent loss, at Midas we seek quality investments because we believe by holding quality investments we will be better able to ride out temporary, short term market and economic reverses.  Accordingly, Midas Magic concentrates its portfolio in some of the world’s strongest companies with global operations in finance, technology, and other industries. Midas Fund seeks mining companies offering financial strength, expanding production profiles, increasing cash flow, and other features. Midas Perpetual Portfolio seeks portfolio strength through investments in precious metals, stocks of large and “hard asset” companies, and Swiss bonds.

DIVERSIFY TO MANAGE RISK

To offer diversification, the three Midas Funds have been designed with differing investment objectives and policies. Midas Magic seeks capital appreciation. Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income. Midas Perpetual Portfolio seeks to preserve and increase the purchasing power value of its shares over the long term. Interestingly, Midas Perpetual Portfolio seeks to regularly “re-balance” the allocations within its portfolio to increase its investment in currently out of favor but, hopefully, better value categories.

FOLLOW A REGULAR MONTHLY INVESTMENT PLAN

To help Midas investors follow a regular monthly investment plan, we offer the Midas Bank Transfer Plan. With this Plan, you decide today to invest a certain amount each month in the future for as long as you like and Midas will transfer the money from your bank account for investment in your designated Midas account. Investing the same amount regularly can reduce anxiety over investing in a rising or falling market or buying all of your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your ability to continue your purchases through periods of low price levels before undertaking such a strategy.

OPENING AN ACCOUNT WITH MIDAS IS EASY –
GET YOUR INVESTMENT PLAN STARTED TODAY!
It’s easy to open a Midas account, and now you can open an account online. Visit www.MidasFunds.com and click “Open an Account” at the top menu bar. Whether to establish a regular individual or joint account, a Traditional or Roth IRA for your retirement planning, or to create a Coverdell Education Savings Account for your child, it’s easy to follow the instructions to open a new account and start investing with Midas today. If you have any questions about the Midas Family of Funds or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432).

Thank you for investing with Midas!
Sincerely,

Thomas B. Winmill
President

“At Midas, we believe that it’s never too late to invest if one is pursuing a personal investment plan to reach long term future goals.”

MIDAS ANNUAL REPORT 2014	1

MIDAS FUND
Portfolio Commentary

We are pleased to submit this 2014 Annual report and to welcome new Midas Fund shareholders attracted to its investment objectives and policies who have invested in Midas Fund directly or through one of the many brokerage firms making the Fund available to its customers. Midas Fund invests in gold, silver, platinum, and other natural resources companies in seeking its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income.

GOLD PRICES, FINANCIAL MARKETS, AND RETURNS

The annual average gold price fell for the second consecutive year in 2014, by approximately 10% to $1,266 per ounce (all prices are based on the London pm fix), from $1,411 in 2013, and $1,669 in 2012. Interestingly, the 2014 year end gold price of $1,206 was actually a nudge higher than the 2013 year end price of $1,204. Gold stocks (as measured by the NYSE Gold Bugs Index), however, declined 15%. Midas Fund’s 2014 return was negative 28.26%, as gratifying performance from long term holdings Detour Gold Corp. and Romarco Minerals Inc. was out-weighed by the impact of permitting, operating, and financial problems affecting Northern Dynasty, Platinum Group Metals Ltd., and Anglogold Ashanti Ltd.

INVESTMENT STRATEGY

In this environment, Midas Fund’s strategy during the year was to re-balance its portfolio towards securities of higher quality senior and intermediate gold producers. The Fund has eliminated much of its exposure to smaller and exploring companies lacking access to capital markets, silver miners, energy related companies, and, with the exception of giant diversified producers, those businesses dealing in other natural resources. We continue to believe our patient focus on quality may be rewarded in the long term, and we anticipate better returns should the valuations of gold mining companies come back in balance with the price of gold itself. Midas Fund expects to continue emphasizing mining companies offering financial strength, expanding production profiles, increasing cash flow, promising exploration potential, and/or other special growth features. With a portfolio of what we consider to be generally strong companies at attractive valuations, we believe we can take a long term view to seek capital appreciation and, secondarily, current income. Currently holding some reserves in cash, Midas Fund may seek to re-position its portfolio in view of recent positive gold market action by adding to some current stockholdings and introducing new names into the portfolio.

PRECIOUS METALS OUTLOOK

Since hitting its all-time high of $1,895 in September 2011, investor sentiment towards gold and gold mining stocks seems to be unrelentingly negative.  Our experience tells us, however, that times of maximum investor pessimism and “capitulation” can present excellent opportunities for new and additional investment into a sector, although it should be considered that future gold prices may be vulnerable to a potential increase in U.S. interest rates and the continuing trend of record low levels of consumer inflation.  Importantly, in our view the macroeconomic support for higher long term gold prices has not disappeared: U.S. economic policies of ultra-low Fed target interest rates and, though improving, still enormous fiscal imbalances. Given this environment, Midas Fund will remain focused on seeking quality investments with solid growth potential to address the risks inherent in the sector, yet still position itself to benefit from positive trends.

Top Ten Holdings December 31, 2014
1.	SSgA Money Market Fund
2.	Rio Tinto plc ADR
3.	Goldcorp Inc.
4.	Randgold Resources Limited ADR
5.	Newmont Mining Corporation
6.	BHP Billiton Limited
7.	Eldorado Gold Corp. Ltd.
8.	Platinum Group Metals Ltd.
9.	Alamos Gold Inc.
10.	Detour Gold Corp.
Top Ten Holdings comprise approximately 65% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

2	MIDAS ANNUAL REPORT 2014

MIDAS MAGIC
Portfolio Commentary

We are pleased to submit this 2014 Annual Report for Midas Magic and to welcome our new shareholders who believe the Fund’s focused approach to quality companies makes it attractive for long term investing. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage.

ECONOMIC AND MARKET REPORT

Minutes of the October 2014 staff review of the economic situation with the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) suggest that economic activity expanded at a moderate pace in the third quarter and that labor market conditions have improved. Total nonfarm payroll employment was estimated to be rising, and by September the unemployment rate was stated as 5.9%.  Other indicators generally suggested a continued improvement in labor market conditions and some measures of household expectations for labor market conditions were viewed as improved.

INVESTMENT STRATEGY AND RETURNS

In this economic environment, the Fund sought to continue its disciplined strategy of investing in primarily large, global companies, with a mix of conservatively priced value stocks and more aggressively priced growth issues. In the second half of the year, the Fund added leverage while slightly moderating its concentrated positions. At December 31, 2014, the Fund’s investment portfolio totaled approximately $17.2 million on net assets of $15.4 million, reflecting the use of $1.8 million of leverage (or 10% of net assets), as compared to $1.2 million of cash at June 30, 2014.

The Fund’s portfolio companies are mostly based in North America, but typically enjoy global operations with attractive returns on assets.  Recent top performing holdings are those engaged in asset management and banking, while lagging oil and gas company shares were sold. The Fund’s overall portfolio, as compared with the S&P 500, currently has a heavy weighting towards financial services, and less weighting to economically sensitive industries such as energy and basic industries, in view of the potential for disappointing U.S. growth and employment trends following the collapse of energy prices.

Midas Magic paid a distribution of $1.745 per share on December 30, 2014 to shareholders of record as of December 29, 2014. Based on the Fund’s results and estimates for the year, the distribution was 100% from long term capital gains. The Fund’s distributions do not represent yield or investment return, and the amounts and sources of distributions reported above are only estimates and may be subject to changes based on tax regulations. For 2014, the Fund’s total return was 1.82%, including the reinvestment of dividends, compared to the S&P 500 Index return of 13.69%. Fund returns were hindered by the underperformance of its investments in energy related companies.

THE OUTLOOK FOR OPPORTUNITIES IN 2015

While we anticipate some potential improvement in broad global economic data, we are increasingly concerned with possibly unsustainable levels of investor and consumer sentiment. In our view, equity prices in many cases are approaching levels that reflect full valuations and we caution investors to expect greater market volatility during the course of the 2015 year. Accordingly, our current view of financial markets suggests that the Fund may benefit during 2015 from its flexible portfolio approach and employing aggressive and speculative investment techniques as deemed appropriate.

Top Ten Holdings December 31, 2014
1.	Berkshire Hathaway, Inc. Class B
2.	MasterCard Incorporated
3.	Costco Wholesale Corp.
4.	JPMorgan Chase & Co.
5.	Johnson & Johnson
6.	Google Inc. Class A
7.	General Electric Company
8.	Daimler AG
9.	Cisco Systems, Inc.
10.	Becton, Dickinson and Company
Top Ten Holdings comprise approximately 76% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

Midas Annual Report 2014
3

MIDAS Perpetual Portfolio
Portfolio Commentary

We are delighted to submit this 2014 Annual Report for Midas Perpetual Portfolio and to welcome our new shareholders who are attracted to the Fund’s investment objective of seeking to preserve and increase the purchasing power value of its shares over the long term.

ECONOMIC AND MARKET REPORT

Growth of U.S. GDP for 2014 was approximately 2.4%, as estimated by the Federal Reserve Bank in December 2014, and for 2015 is projected in a 2.1% to 3.2% range, reflecting a divergence in views of the U.S. economy’s ability to rebound from the low growth, high unemployment cycle of the past 6 years. Interestingly, the divergence, and optimism, generally declines further out, to a range of 1.8% to 2.7% for the longer run.  According to the World Bank, global growth improved slightly in 2014, to 2.6%, from 2.5% in 2013.  Encouragingly, global growth is expected to rise in 2015 to 3.0%, and average around 3.3% through 2017.

Commodities suffered from softer demand from fragile Euro and Japanese economies and decelerating economic growth in China. The price of gold declined again in 2014, by 1.3% (versus over 27% in 2013) and silver sank about 19% (after falling almost 36% in 2013).

INVESTMENT STRATEGY AND RETURNS

Midas Perpetual Portfolio pursues an asset allocation strategy, which means the Fund generally seeks to invest a “Target Percentage” of its total assets in each of the following categories, consistent with tax planning and lower levels of portfolio turnover: gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. Importantly, during 2014, the Fund’s actual percentage of its total assets invested in the five investment categories varied from target percentages, sometimes substantially. Currently, the Fund has an over-target allocation to gold and an under-target allocation to silver, and combined the precious metal allocation is above the target range.  Due in part to depreciation and 2014 underperformance, the allocation to hard asset securities is below target, whereas due largely to 2014 outperformance, the Fund’s allocation to Swiss franc assets is over target.  By employing leverage, the Fund increased its allocation to large capitalization growth stocks to approximately 43% of net assets at year end.  As the Fund pursues its investment objective, these holdings and allocations will change.

Midas Perpetual Portfolio paid a distribution of $0.017 per share on December 30, 2014 to shareholders of record as of December 29, 2014. Based on the Fund’s results and estimates for the year, the distribution was 100% from long term capital gains. The Fund’s distributions do not represent yield or investment return, and the amounts and sources of distributions reported above are only estimates and may be subject to changes based on tax regulations. In 2014, the Fund’s total return was -5.93%, including the reinvestment of dividends, compared to the S&P 500 Index return of 13.69%. Positive returns from the target allocation to large growth companies were offset by the allocations to precious metals and hard asset securities.

CONTACT US FOR INFORMATION AND SERVICES

Midas Perpetual Portfolio’s long term investment objective makes it attractive for investment through our Traditional or Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts. For information, simply give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide this information to you, a friend, or a relative, or access the information, open your account, and monitor your investments online at www.MidasFunds.com.

Top Ten Holdings December 31, 2014
1.	SPDR Gold Trust
2.	Switzerland Government, 2.50% Notes, due 3/12/16
3.	Switzerland Government, 3.00% Notes, due 1/8/18
4.	iShares Silver Trust
5.	UnitedHealth Group Incorporated
6.	Twenty-First Century Fox, Inc.Class A
7.	Wal-Mart Stores, Inc.
8.	Novartis AG ADR
9.	The Procter & Gamble Company
10.	Merck & Co., Inc.
Top Ten Holdings comprise approximately 72% of total assets. Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular holding and there is no assurance that any holding will remain in or out of the Fund.

Midas Annual Report 2014
4

Performance Graphs / Total Returns
Portfolio Commentary

RESULTS OF $10,000 INVESTMENT
JANUARY 1, 2005 THROUGH DECEMBER 31, 2014

The performance graphs show returns of an initial investment of $10,000 in Midas Fund, Midas Magic, and Midas Perpetual Portfolio from 1/1/05 to 12/31/14. Midas Fund is compared to the S&P 500 and the Morningstar Category of Equity Precious Metals funds, an index of 76 funds, 51 of which have been in existence since 1/1/05. Midas Magic is compared to the S&P 500 and the Russell 2000. Midas Perpetual Portfolio is compared to the S&P 500 and the Lipper Mixed-Asset Target Allocation Moderate Index (“LMTAMI”). Results in each case reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, and the Russell 2000, a small company index, are unmanaged and fully invested in common stocks. The LMTAMI is an equally weighted average of the managed mixed-asset target allocation moderate funds tracked by Lipper which reflects certain of the market sectors in which the Fund may invest. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Prior to December 29, 2008, Midas Perpetual Portfolio (formerly known as Midas Dollar Reserves, Inc.) operated as a money market fund and invested exclusively in securities issued by the U.S. Government, its agencies and instrumentalities. On December 29, 2008, the Fund began operating as a fluctuating net asset value fund pursuant to its current investment objective and policies. The performance included in the table and chart below for the periods commencing on or after January 1, 2005 reflects the Fund’s performance as a money market fund up to December 28, 2008 and thereafter as a fluctuating net asset value fund. The performance information shown also reflects the fees and expenses of the Fund as a money market fund.

Results of $10,000 Investment January 1, 2005 Through December 31, 2014
	Value as of 12/31/14	% Aggregate Total Return*†	% Avg. Annual Return*†

Midas Fund	$5,007	(49.93)%	(6.68)%
Midas Magic	$17,542	75.42%	5.78%
Midas Perpetual Portfolio	$13,453	34.53%	3.01%
Equity Precious Metals	$10,662	6.62%	0.64%
Russell 2000	$21,120	111.26%	7.77%
LMTAMI	$17,123	71.23%	5.53%
S&P 500	$20,942	109.47%	7.67%
Average Annual Total Return for the Periods Ended December 31, 2014*
	1 Year	5 Years	10 Years
Midas Fund	(28.26)%	(23.46)%	(6.68)%
Midas Magic	1.82%	13.52%	5.78%
Midas Perpetual Portfolio	(5.93)%	0.68%	3.01%
*The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. † For the 10 year period ended December 31, 2014.

  Midas Annual Report 2014
5

Allocation of Portfolio Holdings
Portfolio Commentary December 31, 2014 (Unaudited)

MIDAS FUND
Major Precious Metals Producers (49.92%)
Intermediate Precious Metals Producers (17.99%)
Junior Precious Metals Producers (5.03%)
Exploration and Project Development Companies (10.42%)
Other Natural Resources Companies (8.04%)
Money Market Fund (9.40%)

MIDAS MAGIC**
Computer Communications Equipment (5.72%)
Electronic & Other Electrical Equipment (5.99%)
Fire, Marine & Casualty Insurance (19.78%)
Information Retrieval Services (6.29%)
Investment Advice (4.30%)
Motor Vehicles & Passenger Car Bodies (5.43%)
National Commercial Banks (10.16%)
Pharmaceutical Preparations (7.57%)
Retail - Drug Stores and Proprietary Stores (2.23%)
Retail - Family Clothing Stores (2.15%)
Services - Business Services (18.78%)
Services - Prepackaged Software (2.01%)
Surgical & Medical Instruments & Apparatus (2.75%)
Variety Stores (9.33%)
Other (10.79%)

MIDAS PERPETUAL PORTFOLIO
Gold (25.60%)
Silver (6.22%)
Swiss Franc Assets (23.22%)
Hard Asset Securities (19.05%)
Large Capitalization Growth Stocks (42.91%)

* Each Fund’s allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.
** Allocations less than 2% are combined into “Other.”

MIDAS ANNUAL REPORT 2014	6

ABOUT YOUR FUND’S EXPENSES	(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as redemption fees or small account fees. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Expenses Paid During Period July 1- December 30, 2014(a)	Annualized Expense Ratio
MIDAS FUND
Actual	$ 1,000.00	$ 717.39	$ 13.16	3.04%
Hypothetical (b)	$ 1,000.00	$ 1,009.88	$ 15.40	3.04%
MIDAS MAGIC
Actual	$ 1,000.00	$ 1,018.21	$ 18.26	3.59%
Hypothetical (b)	$ 1,000.00	$ 1,007.11	$ 18.16	3.59%
MIDAS PERPETUAL PORTFOLIO
Actual	$ 1,000.00	$ 940.67	$ 12.42	2.54%
Hypothetical (b)	$ 1,000.00	$ 1,012.40	$ 12.88	2.54%

(a)Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

 (b)Assumes 5% total return before expenses.

MIDAS ANNUAL REPORT 2014	7

MIDAS FUND
Financial Statements

Common Stocks (91.40%)
Shares		Value
Major Precious Metals Producers (49.92%)
25,712	Agnico Eagle Mines Limited	$639,972
55,000	AngloGold Ashanti Ltd. ADR (a)	478,500
45,000	Compania de Minas Buenaventura S.A.A.	430,200
25,000	Freeport-McMoRan Inc.	584,000
55,000	Goldcorp Inc. (a)	1,018,600
100,000	Kinross Gold Corp. (b)	282,000
50,000	Newmont Mining Corporation (a)	945,000
15,000	Randgold Resources Limited ADR (a)	1,011,150
27,500	Rio Tinto plc ADR (a)	1,266,650
115,000	Yamana Gold Inc.	462,300
		7,118,372

Intermediate Precious Metals Producers (17.99%)
200,000	B2Gold Corp. (b)	324,000
85,000	Detour Gold Corp. (a) (b)	696,439
125,000	Eldorado Gold Corp. Ltd. (a)	760,000
125,000	New Gold Inc. (b)	537,500
1,145,001	Resolute Mining Ltd. (a) (b)	248,308
		2,566,247
Junior Precious Metals Producers (5.03%)
100,000	Alamos Gold Inc. (a)	716,598

Exploration and Project Development Companies (10.42%)
105,553	Ivanhoe Mines Ltd. Class A (b) (c)	75,090
82,942	Ivanhoe Mines Ltd. Class B (b) (c)	59,005
500,000	Northern Dynasty Minerals Ltd. (a) (b)	202,750
1,500,000	Platinum Group Metals Ltd. (a) (b)	730,350
1,000,000	Romarco Minerals Inc. (a) (b)	418,600
		1,485,795
Other Natural Resources Companies (8.04%)
19,000	BHP Billiton Limited (a)	899,080
17,500	Osisko Gold Royalties Ltd.	247,485
		1,146,565

Total common stocks (Cost $34,141,903)		13,033,577

See Notes to Financial Statements

MIDAS ANNUAL REPORT 2014	8

Financial Statements continued	MIDAS FUND	Schedule of Portfolio Investments

Shares		Value
Money Market Fund (9.40%)
1,340,833	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $1,340,833)	$1,340,833

Total investments (Cost $35,482,736) (100.80%)		14,374,410

Liabilities in excess of other assets (-0.80%)		(114,045)

Net assets (100.00%)		$14,260,365

(a)	All or a portion of these securities, have been segregated as collateral pursuant to the bank credit facility.
        As of December 31, 2014, the value of securities pledged as collateral was $9,186,530 and there were no securities on loan under the lending agreement.
(b)	Non-income producing.
(c)	Illiquid and/or restricted security that has been fair valued.
ADR means “American Depositary Receipt.”

See Notes to Financial Statements.

MIDAS ANNUAL REPORT 2014	9

MIDAS MAGIC	Schedule of Portfolio Investments Financial Statements December 31 , 2014

Common Stocks (113.28%)		Value
Shares
Cable & Other Pay Television Services (1.98%)
4,000	Viacom Inc. (a)	$301,000

Computer Communications Equipment (5.72%)
20,000	Cisco Systems, Inc. (a)	556,300
14,000	Juniper Networks, Inc.	312,480
		868,780
Electronic & Other Electrical Equipment (5.99%)
36,000	General Electric Company (a)	909,720

Fire, Marine & Casualty Insurance (19.78%)
20,000	Berkshire Hathaway, Inc. Class B (a) (b)	3,003,000

Information Retrieval Services (6.29%)
1,800	Google Inc. Class A (a) (b)	955,188

Investment Advice (4.30%)
40,000	Fortress Investment Group LLC	320,800
6,000	Franklin Resources, Inc. (a)	332,220
		653,020
Leather & Leather Products (1.48%)
6,000	Coach, Inc. (a)	225,360

Motor Vehicles & Passenger Car Bodies (5.43%)
10,000	Daimler AG	824,000

National Commercial Banks (10.16%)
19,400	JPMorgan Chase & Co. (a)	1,214,052
6,000	Wells Fargo & Company (a)	328,920
		1,542,972
Office Furniture (1.35%)
22,500	Kimball International Inc. Class B	205,200

Pharmaceutical Preparations (7.57%)
11,000	Johnson & Johnson (a)	1,150,270

Printed Circuit Boards (1.34%)
16,875	Kimball Electronics, Inc. (b)	202,838

See Notes to Financial Statements

10	MIDAS ANNUAL REPORT 2014

MIDAS MAGIC	Schedule of Portfolio Investments Financial Statements continued

Common Stocks (concluded)
Shares		Value
Real Estate (1.49%)
10,000	NorthStar Asset Management Group Inc.	$225,700

Real Estate Investment Trusts (1.16%)
10,000	NorthStar Realty Finance Corp.	175,800

Retail - Drug Stores and Proprietary Stores (2.23%)
4,000	Express Scripts Holding Company (a) (b)	338,680

Retail - Family Clothing Stores (2.15%)
7,750	The GAP, Inc.	326,352

Services - Business Services (18.78%)
3,000	Accenture plc	267,930
30,000	MasterCard Incorporated	2,584,800
		2,852,730

Services - Medical Laboratories (1.99%)
2,800	Laboratory Corporation of America Holdings (a) (b)	302,120

Services - Prepackaged Software (2.01%)
10,000	CA, Inc.	304,500

Surgical & Medical Instruments & Apparatus (2.75%)
3,000	Becton, Dickinson and Company (a)	417,480

Variety Stores (9.33%)
10,000	Costco Wholesale Corp. (a)	1,417,500

Total common stocks (Cost $8,883,561)		17,202,210

Money Market Fund (0%)
3	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $3)	3

Total investments (Cost $8,883,564) (113.28%)		17,202,213
Liabilities in excess of other assets (-13.28%)		(2,016,411)

Net assets (100.00%)		$15,185,802

(a)  All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility.
As of December 31, 2014, the value of securities pledged as collateral was $11,451,910 and there were no securities on loan under the lending agreement.
(b) Non-income producing.

See Notes to Financial Statements.

MIDAS ANNUAL REPORT 2014	11

MIDAS PERPETUAL PORTFOLIO	Schedule of Portfolio Investments Financial Statements December 31, 2014

Shares/Principal Amount		Value
Gold (25.60%)
13,450	SPDR Gold Trust (a) (b) (Cost $1,386,283)	$1,527,651

Silver (6.22%)
24,643	iShares Silver Trust (a) (b) (Cost $302,396)	371,124

Swiss Franc Assets (23.22%) (c)
907,000	Switzerland Government 2.50% Notes, due 3/12/16	943,311
400,000	Switzerland Government 3.00% Notes, due 1/8/18	442,517

Total Swiss franc assets (Cost $1,388,387)		1,385,828

Hard Asset Securities (19.05%)
Agricultural Chemicals (2.88%)
2,678	Syngenta AG ADR (a)	172,035

Conglomerate (4.22%)
6,000	Loews Corp.	252,120

Metal Mining (7.98%)
11,000	Anglo American PLC ADR (a)	100,210
1,800	BHP Billiton Limited (a)	85,176
10,000	First Quantum Minerals Ltd.	142,542
2,249	Rio Tinto plc ADR	103,589
5,500	Vale S.A.	44,990
		476,507
Mining & Quarrying of Nonmetallic Minerals (1.08%)
2,694	Sociedad Quimica Y Minera De Chile S.A.	64,333

Steel Works, Blast Furnaces & Rolling Mills (2.89%)
3,519	Nucor Corp. (a)	172,607

Total hard asset securities (Cost $1,616,770)		1,137,602

See Notes to Financial Statements.

12	MIDAS ANNUAL REPORT 2014

MIDAS PERPETUAL PORTFOLIO	Schedule of Portfolio Investments Financial Statements concluded

Shares		Value
Large Capitalization Growth Stocks (42.91%)
Cable & Other Pay Television Services (4.76%)
7,400	Twenty-First Century Fox, Inc.	$284,197
Computer & Office Equipment (4.16%)
1,550	International Business Machines Corporation	248,682
Hospital and Medical Service Plans (5.93%)
3,500	UnitedHealth Group Incorporated (a)	353,815
Motor Vehicles & Passenger Car Bodies (3.61%)
5,000	Volkswagen AG	215,300
Pharmaceutical Preparations (8.94%)
4,500	Merck & Co., Inc.	255,555
3,000	Novartis AG ADR (a)	277,980
		533,535

Retail - Variety Stores (4.75%)
3,300	Wal-Mart Stores, Inc. (a)	283,404
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (4.43%)
2,900	The Procter & Gamble Company	264,161
State Commercial Banks (2.45%)
11,253	Itau Unibanco Holding S.A.	146,401
Telephone Communications (3.88%)
3,935	China Mobile Ltd. ADR (a)	231,457

Total large capitalization growth stocks (Cost $2,145,681)		2,560,952

Money Market Fund (0%)
268	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $268)	268

Total investments (Cost $6,839,785) (117.00%)		6,983,425

Liabilities in excess of other assets (-17.00%)		(1,014,894)

Net assets (100.00%)		$5,968,531

(a) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility.
 As of December 31, 2014, the value of securities pledged as collateral was $3,183,607 and there were no securities on loan under the lending agreement.
(b) Non-income producing.
(c) Principal amount denominated in Swiss francs.
ADR means “American Depositary Receipt.”

See Notes to Financial Statements.

MIDAS ANNUAL REPORT 2014	13

STATEMENTS OF ASSETS AND LIABILITIES	Financial Statements

December 31, 2014	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Assets
Investments, at cost	$35,482,736	$8,883,564	$6,839,785

Investments, at value	$14,374,410	$17,202,213	$6,983,425
Receivables
Fund shares sold	7,964	2,305	2,062
Dividends	5,160	17,860	5,984
Interest	-	-	19,605
Foreign withholding taxes reclaimed	-	-	52,429
Other assets	28,565	10,140	8,157
Total assets	14,416,099	17,232,518	7,071,662
Liabilities
Bank credit facility borrowing	-	1,695,083	1,033,175
Payables
Accrued expenses	99,308	64,146	54,257
Fund shares redeemed	30,646	250,324	7,641
Investment management fees	12,282	12,602	2,592
Administrative services	10,427	11,371	4,170
Distribution fees	3,071	13,190	1,296
Total liabilities	155,734	2,046,716	1,103,131
Net assets	$14,260,365	$15,185,802	$5,968,531
Shares outstanding, $0.01 par value	14,347,423	658,898	6,020,998
Net asset value, offering, and redemption price per share	$0.99	$23.05	$0.99
Net assets consist of
Paid in capital	$79,135,930	$5,628,517	$5,781,149
Undistributed net investment income (loss)	(134,095)	3,200	-
Accumulated net realized gain (loss) on investments and foreign currencies	(43,633,113)	1,235,436	49,483
Net unrealized appreciation (depreciation) on investments and foreign currencies	(21,108,357)	8,318,649	137,899
	$14,260,365	$15,185,802	$5,968,531

See Notes to Financial Statements.

14	MIDAS ANNUAL REPORT 2014

STATEMENTS OF OPERATIONS	Financial Statements

For the Year Ended December 31, 2014	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Investment income
Dividends	$ 294,032	$ 238,612	$ 97,469
Foreign tax withholding	(16,748)	(571)	(13,830)
Interest	-	-	12,579
Total investment income	277,284	238,041	96,218

Expenses
Investment management	209,052	149,893	35,304
Transfer agent	147,625	55,790	24,260
Administrative services	84,260	70,975	30,290
Distribution	50,430	155,589	17,651
Auditing	31,365	24,420	21,720
Bookkeeping and pricing	25,900	24,220	24,035
Shareholder communications	20,877	12,430	1,110
Interest on bank credit facility	15,925	15,390	4,466
Trustees	12,181	10,310	4,530
Legal	9,300	18,850	3,850
Custodian	8,260	4,915	2,660
Insurance	7,300	5,475	3,138
Other	743	874	1,238
Registration	-	9,825	4,910
Total expenses	623,218	558,956	179,162
Net investment loss	(345,934)	(320,915)	(82,944)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(8,585,581)	2,073,458	79,235
Foreign currencies	(1,207)	-	347
Unrealized appreciation (depreciation) on
Investments	3,386,844	(1,494,234)	(356,825)
Translation of assets and liabilities in foreign currencies	(27)	-	(9,332)

Net realized and unrealized gain	(5,199,971)	579,224	(286,575)
Net increase (decrease) in net assets resulting from operations	$ (5,545,905)	$ 258,309	$ (369,519)

See Notes to Financial Statements.

MIDAS ANNUAL REPORT 2014	15

STATEMENTS OF CHANGES IN NET ASSETS	Financial Statements

For the Years Ended December 31, 2014 and 2013	MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO

	2014	2013	2014	2013	2014	2013
Operations
Net investment loss	$ (345,934)	$ (370,522)	$ (320,915)	$ (312,448)	$ (82,944)	$ (39,375)
Net realized gain (loss)	(8,586,788)	(10,098,993)	2,073,458	1,261,941	79,582	783,062
Unrealized appreciation (depreciation)	3,386,817	(9,637,318)	(1,494,234)	3,805,183	(366,157)	(1,718,605)
Net increase (decrease) in net assets
resulting from operations	(5,545,905)	(20,106,833)	258,309	4,754,676	(369,519)	(974,918)
Distributions to shareholders
Net realized gains	-	-	(1,091,216)	(960,326)	(98,972)	(694,390)
Total distributions	-	-	(1,091,216)	(960,326)	(98,972)	(694,390)
Capital share transactions
Change in net assets resulting from capital share transactions (a)	(1,012,448)	(3,965,959)	(719,699)	(301,609)	(1,281,789)	(5,127,746)
Redemption fees	3,804	4,047	501	498	369	204
Decrease in net assets resulting from capital share transactions	(1,008,644)	(3,961,912)	(719,198)	(301,111)	(1,281,420)	(5,127,542)
Total change in net assets	(6,554,549)	(24,068,745)	(1,552,105)	3,493,239	(1,749,911)	(6,796,850)
Net assets
Beginning of period	20,814,914	44,883,659	16,737,907	13,244,668	7,718,442	14,515,292
End of period (b)	$ 14,260,365	$ 20,814,914	$ 15,185,802	$ 16,737,907	$ 5,968,531	$ 7,718,442
(a) Capital share transactions were as follows:
Value
Shares sold	$ 2,726,026	$ 3,874,585	$ 551,136	$ 908,330	$ 280,352	$ 749,471
Shares issued on reinvestment of distributions	-	-	1,042,609	892,089	98,276	688,526
Shares redeemed	(3,738,474)	(7,840,544)	(2,313,444)	(2,102,028)	(1,660,417)	(6,565,743)
Net decrease	$ (1,012,448)	$ (3,965,959)	$ (719,699)	$ (301,609)	$ (1,281,789)	$ (5,127,746)
Number
Shares sold	1,952,734	2,264,101	23,010	41,194	262,124	611,800
Shares issued on reinvestment of distributions	-	-	44,670	36,802	98,276	643,482
Shares redeemed	(2,657,729)	(4,562,161)	(96,771)	(97,211)	(1,541,479)	(5,407,532)
Net decrease	(704,995)	(2,298,060)	(29,091)	(19,215)	(1,181,079)	(4,152,250)

(b) Undistributed net investment
income in net assets at end of period	$ (134,095)	$ -	$ 3,200	$ -	$ -	$ -

See Notes to Financial Statements.

16	MIDAS ANNUAL REPORT 2014

STATEMENTS OF CASH FLOWS	Financial Statements

	MIDAS	MIDAS	MIDAS
For the Year Ended December 31, 2014	FUND	MAGIC	PERPETUAL PORTFOLIO

Cash flows from operating activities
Net (decrease) increase in net assets resulting
from operations	$ (5,545,905)	$ 258,309	$ (369,519)
Adjustments to reconcile change in net assets
resulting from operations to net cash provided by
(used in) operating activities:
Proceeds from sales of long term investments	11,655,804	8,024,461	3,979,908
Purchase of long term investments	(6,444,539)	(5,064,124)	(1,632,838)
Unrealized (appreciation) depreciation of investments
and foreign currencies	(3,386,844)	1,494,234	356,825
Net realized loss (gain) on sales of investments	8,585,581	(2,073,458)	(79,235)
Net purchases of short term investments	(1,257,877)	(2)	(268)
Amortization of premium of investment securities	-	-	25,939
Decrease (increase) in dividends receivable	831	(4,930)	1,697
Decrease in interest receivable	-	-	8,568
Decrease in foreign withholding taxes reclaimed	-	-	3,449
(Increase) decrease in other assets	(124)	515	849
Decrease in accrued expenses	(65,254)	(15,297)	(35,446)
(Decrease) increase in investment management
fees payable	(1,079)	384	(744)
Decrease in administrative services payable	(7,989)	(839)	(2,189)
Decrease in distribution fees payable	(2,102)	(992)	(372)

Net cash provided by operating activities	3,530,503	2,618,261	2,256,624
Cash flows from financing activities
Bank credit facility repayment, net	(2,529,357)	(1,043,373)	(873,266)
Net shares redeemed	(1,001,146)	(1,526,281)	(1,382,662)
Cash distributions paid to shareholders	-	(48,607)	(696)

Net cash used in financing activities	(3,530,503)	(2,618,261)	(2,256,624)
Net change in cash	-	-	-
Cash
Beginning of period	-	-	-

End of period	$ -	$ -	$ -

Supplemental disclosure of cash flow information
Cash paid for interest on bank credit facility	$ 16,004	$ 15,420	$ 4,491
Noncash financing activities consisting of
reinvestment of distributions	$ -	$ 1,042,609	$ 98,276

See Notes to Financial Statements

MIDAS ANNUAL REPORT 2014	17

NOTES TO FINANCIAL STATEMENTS	Financial Statements December 31, 2014

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each individually, a “Fund”, and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The investment objective of Midas Perpetual Portfolio is to preserve and increase the purchasing power value of its shares over the long term with a policy of investing a fixed target percentage of its total assets in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. The Trust retains Midas Management Corporation as its Investment Manager.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

18	MIDAS ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS	Financial Statements continued

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or com-modities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund and Midas Magic each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and trustees, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2011 - 2013) or expected to be taken in the Funds’ 2014 tax returns.

2  FEES AND TRANSACTIONS WITH RELATED PARTIES  The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. With respect to Midas Perpetual Portfolio, the annual management fee is .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million.

MIDAS ANNUAL REPORT 2014	19

NOTES TO FINANCIAL STATEMENTS	Financial Statements continued

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Magic) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Magic, and Midas Perpetual Portfolio each reimbursed the Distributor $22,717, $1,413, and $1,309, respectively, for payments made to certain brokers for record keeping services for the year ended December 31, 2014.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2014, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Compliance	$49,180	$38,495	$16,215
Accounting	35,080	32,480	14,075
Total	$84,260	$70,975	$30,290

3  DISTRIBUTABLE EARNINGS  The tax character of distributions paid by the Funds are summarized as follows:

	MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO

	Year ended December 31,		Year ended December 31,		Year ended December 31,
Distributions paid from:	2014	2013	2014	2013	2014	2013
Long term capital gains	$-	$-	$ 1,091,216	$ 960,326	$ 98,972	$ 694,390

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Accumulated net realized loss on investments	$(43,426,720)	$ -	$ -
Undistributed capital gains	-	2,053,182	101,451
Undistributed net investment loss	-	-	-
Net unrealized appreciation (depreciation)	(21,242,452)	8,321,849	137,899
Post-October losses	(206,393)	(817,746)	(51,968)
Total	$(64,875,565)	$ 9,557,285	$ 187,382

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses and foreign currency gains and losses. As of December 31, 2014, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

20	MIDAS ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS	Financial Statements continued

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Decrease in accumulated undistributed net investment loss	$211,839	$324,114	$82,944
Increase in accumulated net realized gain (loss) on investments	$1,208	$(142,083)	$(1,882)
Decrease in paid in capital	$(213,047)	$(182,031)	$(81,062)

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for a Fund to utilize based on the results of future transactions. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

At December 31, 2014, Midas Fund had net a capital loss carryover of $43,426,720 of which $867,185 of short term and $31,246,030 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

4  VALUE MEASUREMENTS  A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

•
Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

MIDAS ANNUAL REPORT 2014	21

NOTES TO FINANCIAL STATEMENTS	Financial Statements continued

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Assets Investments, at value
Common stocks	$ 12,899,482	$ 134,095	$ -	$ 13,033,577
Money market fund	1,340,833	-	-	1,340,833
Total investments, at value	$ 14,240,315	$ 134,095	$ -	$ 14,374,410

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Assets Investments, at value
Common stocks	$ 17,202,210	$-	$ -	$ 17,202,210
Money market fund	3	-	-	3
Total investments, at value	$ 17,202,213	$-	$ -	$ 17,202,213

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total

Assets Investments, at value
Gold	$ 1,527,651	$-	$ -	$ 1,527,651
Silver	371,124	-	-	371,124
Swiss franc assets	-	1,385,828	-	1,385,828
Hard asset securities	1,137,602	-	-	1,137,602
Large capitalization growth stocks	2,560,952	-	-	2,560,952
Money market fund	268	-	-	268
Total investments, at value	$ 5,597,597	$ 1,385,828	$ -	$ 6,983,425

There were no securities that transferred from level 1 at December 31, 2013 to level 2 at December 31, 2014 for any of the Funds.

22	MIDAS ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS	Financial Statements continued

5  INVESTMENT TRANSACTIONS  The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of December 31, 2014, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)

Midas Fund	$35,616,831	$-	$(21,242,242)	$(21,242,242)
Midas Magic	$8,880,364	$8,492,751	$(183,102)	$8,321,849
Midas Perpetual Portfolio	$6,839,785	$691,967	$(548,327)	$143,640

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2014 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Purchases	$6,444,539	$5,073,124	$1,632,838
Proceeds	$11,655,804	$8,024,461	$3,979,908

6  ILLIQUID AND RESTRICTED SECURITIES  Midas Fund owns securities categorized in level 2 which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2014 were as follows:

	Acquisition Date	Cost	Value

Ivanhoe Mines Ltd. Class A	4/30/97	$0	$75,090
Ivanhoe Mines Ltd. Class B	4/30/97	0	59,005
Total		$0	$134,095
Percent of net assets		0.0%	0.9%

7  BORROWING AND SECURITIES LENDING  The Trust has entered into a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows it to adjust its credit facility up to $25,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. Under the Lending Agreement with BNP, BNP may make loans to each Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and the Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Trust adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred.

MIDAS ANNUAL REPORT 2014	23

NOTES TO FINANCIAL STATEMENTS	Financial Statements continued

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP.  BNP may re-register the Lent Securities in its own name or in another name other than the Fund’s and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP must remit payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to approximately equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to 100% of the then-current fair value of such Lent Securities against the Current Borrowings. The Funds earn securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities during the period ended December 31, 2014 for Midas Fund, Midas Magic, or Midas Perpetual Portfolio.

The outstanding loan balance and the value of eligible collateral investments at December 31, 2014, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA for the year ended December 31, 2014 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Outstanding balance	$-	$1,695,083	$1,033,175
Value of eligible collateral	$9,186,530	$11,451,910	$3,183,607
Average daily amount outstanding	$1,414,437	$1,505,678	$434,649
Maximum outstanding during the period	$3,766,833	$3,474,516	$1,925,878
Weighted average interest rate	1.10%	1.01%	1.01%

8  PORTFOLIO CONCENTRATION  Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk. As of December 31, 2014, Midas Magic held approximately 20% and 17% of its net assets in Berkshire Hathaway, Inc. and MasterCard Incorporated, respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

24	MIDAS ANNUAL REPORT 2014

NOTES TO FINANCIAL STATEMENTS	Financial Statements concluded

9  FOREIGN SECURITIES RISK  Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

10  CONTINGENCIES  The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

MIDAS ANNUAL REPORT 2014	25

FINANCIAL HIGHLIGHTS	Financial Statements

MIDAS FUND		For the Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.38	$2.59	$3.57	$5.65	$3.82
Income (loss) from investment operations:
Net investment loss (1)	(0.02)	(0.02)	(0.04)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.37)	(1.19)	(0.94)	(1.96)	1.90
Total from investment operations	(0.39)	(1.21)	(0.98)	(2.02)	1.83
Less distributions:
Net investment income	-	-	-	(0.06)	-
Net asset value, end of period*	$0.99	$1.38	$2.59	$3.57	$5.65
Total Return	(28.26)%	(46.72)%	(27.45)%	(35.97)%	47.91%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,260	$20,815	$44,884	$72,973	$139,644
Ratio of total expenses to average net assets	3.04%	3.02%	2.94%	2.31%	2.29%
Ratio of net expenses excluding loan interest and fees to average net assets	2.97%	2.96%	2.85%	2.16%	2.14%
Ratio of net investment loss to average net assets	(1.69)%	(1.30)%	(1.49)%	(1.30)%	(1.58)%
Portfolio turnover rate	31%	17%	12%	44%	63%
(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.

MIDAS MAGIC	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$24.33	$18.73	$16.00	$14.73	$13.94
Income (loss) from investment operations:
Net investment loss (1)	(0.50)	(0.46)	(0.57)	(0.48)	(0.48)
Net realized and unrealized gain on investments	0.96	7.53	3.30	1.75	1.27
Total from investment operations	0.46	7.07	2.73	1.27	0.79
Less distributions:
Realized gains	(1.74)	(1.47)	-	-	-
Net asset value, end of period*	$23.05	$24.33	$18.73	$16.00	$14.73
Total Return	1.82%	37.79%	17.06%	8.62%	5.67%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$15,186	$ 16,738	$13,245	$11,768	$12,240
Ratio of total expenses to average net assets	3.59%	3.37%	4.93%	4.16%	4.22%
Ratio of net expenses excluding loan interest and fees to average net assets	3.49%	3.31%	4.76%	3.83%	3.84%
Ratio of net investment loss to average net assets	(2.00)%	(2.10)%	(3.18)%	(3.17)%	(3.39)%
Portfolio turnover rate	30%	13%	20%	4%	0%
(1) Average shares outstanding during the period are used to calculate per share data.
* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.

26	MIDAS ANNUAL REPORT 2014

FINANCIAL HIGHLIGHTS	Financial Statements

		For the Year Ended December 31,
MIDAS PERPETUAL PORTFOLIO	2014	2013	2012	2011	2010
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.07	$1.28	$1.22	$1.30	$1.15
Income (loss) from investment operations:
Net investment loss (1)	(0.01)	-	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.05)	(0.10)	0.08	0.02	0.16
Total from investment operations	(0.06)	(0.10)	0.06	0.01	0.15
Less distributions:
Net investment income	-	-	-	(0.01)	-
Realized gains	(0.02)	(0.11)	-	(0.08)	-
Total distributions	(0.02)	(0.11)	-	(0.09)	-
Net asset value, end of period*	$0.99	$1.07	$1.28	$1.22	$1.30
Total Return (2)	(5.93)%	(8.17)%	4.92%	0.96%	13.04%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$5,969	$7,718	$14,515	$15,459	$10,620
Ratio of total expenses to average net assets (3)	2.54%	2.22%	2.98%	1.85%	2.51%
Ratio of net expenses to average net assets (2) (4)	2.54%	1.81%	2.48%	1.35%	1.93%
Ratio of net expenses excluding loan interest and fees to average net assets	2.47%	1.69%	2.48%	1.35%	1.90%
Ratio of net investment loss to average net assets (2)	(1.17)%	(0.38)%	(1.42)%	(0.45)%	(1.03)%
Portfolio turnover rate	22%	0%	0%	44%	4%

(1)Average shares outstanding during the period are used to calculate per share data.
(2)Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.41% for the year ended December 31, 2013 and by 0.50% and 0.50% for the years ended December 31, 2012 and 2011, respectively, and by the Investment Manager and Distributor by 0.58%, and 0.75% respectively, for the year ended December 31, 2010. The impact of the fee waivers and reimbursements is reflected in the total return, the ratio of net expenses to average net assets, and the ratio of net investment income (loss) to average net assets.
(3)“Total expenses” are the total expenses of the Fund before fee waivers, if any.
(4)“Net expenses” are the total expenses of the Fund after fee waivers, if any.

* Redemption fees from capital share transactions were less than $0.005 per share.

See Notes to Financial Statements.

MIDAS ANNUAL REPORT 2014	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Financial Statements

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
MIDAS SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Midas Series Trust, comprising Midas Fund, Midas Magic, and Midas Perpetual Portfolio as of December 31, 2014, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of Midas Series Trust as of December 31, 2014, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 20, 2015

28	MIDAS ANNUAL REPORT 2014

TRUSTEES OF THE TRUST	Supplemental Information (Unaudited)

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Trust. The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll-free 1-800-400-MIDAS (6432) and at www.MidasFunds.com. Unless otherwise noted, the address of record for the trustees and officers is 11 Hanover Square, New York, New York 10005.

INDEPENDENT TRUSTEES
Name,		Principal Occupation, and	Funds in	Other
Address, and	Trustee	Business Experience	Complex	Directorships
Date of Birth	Since (1)	for the Past Five Years	Overseen (2)	Held (3)
Bruce B. Huber CLU, ChFC, MSFS February 7, 1930	2012 (predecessor Fund: 1981)	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None

James E. Hunt December 14,1930	2012 (predecessor Fund: 1980)	Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	6	None

Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Since 1996, he has taught, directed and coached many programs at The Governor’s Academy of Byfield MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None

INTERESTED TRUSTEE
Thomas B. Winmill, Esq.(4) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)
He is President, Chief Executive Officer, and a Trustee or Director of the Trust, Dividend and Income Fund, and Foxby Corp. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Bexil Advisers LLC (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Self Storage Group, Inc. He is a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of Midas Fund and Dividend and Income Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
			6	None

(1) Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions. (2) The “Fund Complex” is comprised of each series of the Trust, Dividend and Income Fund, Foxby Corp., and self storage Group, Inc. which are managed by the Investment Manager or its affiliates.   (3) Refers to directorships held by a trustee in any company with a class of securities registered pursuant to section 12 of the securities Exchange Act of 1934 or any company registered as an investment company under the Act.   (4) Thomas B. Winmill is an “interested person” of the Trust as defined by the Act because of his position with the Investment Manager.

MIDAS ANNUAL REPORT 2014	29

OFFICERS OF THE TRUST	Supplemental Information (Unaudited)

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE TRUST
Name and	Title and	Principal Occupation, Business Experience
Date of Birth	Officer Since	for the Past Five Years
Mark C. Winmill November 26, 1957	Vice President since 2012.
Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Self Storage Group, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2012. (predecessor Fund: 2005)
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

Heidi Keating March 28, 1959	Vice President since 2012. (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President and Secretary since 2012. (predecessor Fund: 2005)
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Senior Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. Additionally, he is Chief Compliance Officer of the Broker-Dealers. He is a member of the IPCs. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and the Compliance Advisory Committee of the Investment Company Institute.

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Associate General Counsel, Vice President and Assistant Secretary since 2014.
From September 2008 through December 2014, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation and operation of investment funds and investment advisers. Since December 2014, he has served as Chief Compliance Officer, Anti-Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Tuxis Corporation and Winco. He is a member of the New York State Bar.

Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 10, 2014.

30	MIDAS ANNUAL REPORT 2014

ADDITIONAL INFORMATION	Supplemental Information (Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s quarterly reports on Form N-Q are also available on its website at www.MidasFunds.com.
PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

INVEST WITH MIDAS Account Information

MIDAS FUNDS OFFER
•	Regular Accounts
•
IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small-business owners), Roth and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts
•	Health Savings Accounts
•	Online and toll free telephone account access
•	Electronic delivery of account statements, reports, and prospectus, etc.
Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.
There is NO FEE to open an account.
Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY
Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi- annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.
It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com and log into THE MIDAS TOUCH® - Account Access
(2)	after logging in, at the Portfolio Summary, click on an account number and then select Account Detail from the left side menu, and
(3)
click on Electronic Document Delivery. On this page you can choose to have either account and confirmation statements or regulatory items, such as annual and semi-annual reports and prospectuses, or both, sent to any e-mail address you wish. That’s it!

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate or sovereign bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which a Fund invests, distribution policy risk, management risk, and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward looking statements made herein, whether as a result of new information, future events, or otherwise. There is no assurance that a Fund’s investment objectives will be attained.

MIDAS ANNUAL REPORT 2014	31

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS	Opening Your New Account

ONLINE
To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.
1	Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.
2	Follow the instructions and complete the information to open a new account.
3	Start investing in the Midas Funds of your choice today!

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.

1
REGISTRATION  If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2
MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP  If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3
CHOOSE FUND(S) AND AMOUNT INVESTED  Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Automatic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5
SHAREHOLDER COMMUNICATIONS  Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/e-delivery.

6
COST BASIS  Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7
MIDAS SHAREHOLDER SERVICES - MIDAS BANK TRANSFER PLAN/THE MIDAS TOUCH® With the free Midas Bank Transfer Plan, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Bank Transfer Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch® can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers among the three Midas Funds, and perform transactions through a Shareholder Services Representative.

To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL  Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110.

Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE  Call 1-800-400-MIDAS (6432) between 8 am and 6 pm ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 AM AND 6 PM ET ON BUSINESS DAYS.

32	MIDAS ANNUAL REPORT 2014

NEW ACCOUNT APPLICATION

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account.
Mail this completed Application and check payable to Midas Funds to:
Midas Funds, Box 6110, Indianapolis, IN 46206-6110
For an IRA or other tax advantaged accounts, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com/forms

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please type or print.)  For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 am - 6 pm ET.
Individual or Custodian of a Gift/Transfer to a Minor:

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common 

First Name	Middle Initial	Last Name	Social Security #	Date of Birth
Gift/Transfer to a Minor:

Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth

Minor’s Address (if different than custodian address)		City	State / Zip

2 MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP

Street Address (physical address)	City	State / Zip	Daytime Telephone

Mailing Address (if different from above)	City	State / Zip	Daytime Telephone
	Citizen of  U.S.  Other:		Citizen of  U.S.  Other:
E-mail Address	Owner	(If other, attach IRS Form W-8.)	Joint Owner (If other, attach IRS Form W-8.)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note:The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND	MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO	TOTAL
$ +	$ +	$	=	$
By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.
By Wire:

Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Please indicate the assigned Midas account number		and the date the wire was sent		.]

4 DISTRIBUTIONSIf no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

	Automatic Compounding Option Dividends and distributions reinvested in additional shares.
	Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com/e-delivery.
MFAR14

MIDAS ANNUAL REPORT 2014	33

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.
 Average Cost First In, First Out  Last In, First Out  Low Cost, First Out  High Cost, First Out  Loss/Gain Utilization

 Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com/tax-planning for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH® - Check the box for the service(s) you want for your account, and below please attach a voided check.

 Midas Bank Transfer Plan - Starting	(date) automatically purchase shares of
(Fund Name) each month by transferring $	($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.
	THE MIDAS TOUCH® - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and
1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH® ,

 please attach a voided check.

John and Jane Doe 123 Main Street MyTown, USA 12345			1003
	Date

PAY TO THE
ORDER OF		$
			DOLLARS
BANK NAME BANK ADDRESS

MEMO

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING
“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of c Owner c Custodian	Date	Signature of Joint Owner (if any)	Date
This Account Application must be signed and completed by all authorized signers.

34	MIDAS ANNUAL REPORT 2014

With THE MIDAS TOUCH®, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds

•	Make transactions through a Shareholder Services Representative

Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS
P.O. BOX 6110
INDIANAPOLIS, IN 46206-6110

1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. For performance data current to the most recent month-end, visit www.MidasFunds.com. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

PRSRT STD US POSTAGE PAID LANCASTER PA PERMIT 1762

11 Hanover Square
New York, NY 10005

Return Service Requested

SAVE THE DATE

THURSDAY APRIL 16, 2015
4:00 P.M. ET

TELECONFERENCE
WITH MIDAS PORTFOLIO MANAGERS

Details at www.MidasFunds.com

Sign up for electronic delivery at www.MidasFunds.com/edelivery	Scan and Discover Opportunities with Midas

MFAR14

11 Hanover Square
New York, NY 10005

Return Service Requested

SAVE THE DATE

THURSDAY APRIL 16, 2015
4:00 P.M. ET

TELECONFERENCE
WITH MIDAS PORTFOLIO MANAGERS

Details at www.MidasFunds.com

Sign up for electronic delivery at www.MidasFunds.com/edelivery	Scan and Discover Opportunities with Midas

MFAR14

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be found on the registrant's website, www.midasfunds.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2014 - $59,000
2013 - $58,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2014 - $4,500
2013 - $4,500

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2014 - $13,500
2013 - $13,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2014 - N/A
2013 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $38,500 and $38,500 respectively.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 9, 2015	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 9, 2015	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

March 9, 2015	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

March 9, 2015	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer